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Exhibit 10.26 First Modification to Grant from the Space and Naval Warfare
Systems Command.

                                                     Grant No.: N65236-98-1-5400
                                                            MODIFICATION: P00001
                                                        DARPA Order No.: F854/01
                                                             Program Code: P8310
                                                     Effective Date: 18 DEC 1998

Grantor:   Space and Naval Warfare Systems Command (SPAWAR)
           Systems Center Charleston
           P.O. Box 190022
           North Charleston, SC 29419-9022

Grantee:   Genelabs Technologies, Inc.
           505 Penobscot Drive
           Redwood City, CA 94063

Grantee Identification Numbers/Codes:

           DUNS No.:  180695348
           TIN:  94-3010150
           Cage Code:  0K7W3

Total Grant Amount:  $13,592,769.00

Accounting and Appropriation Data:

ACRN:  AB  9790400 1320 F854 P9310 2525 DPAM 9 0102 62383E S12123
              JO #BMUE5X9I17 DOC #HR00119999F854/AA
              REQ:  N65236-8337-8F08                             $4,810,871.00

Authority:  This Grant is issued pursuant to the authority of 10 U.S.C. 2358.


                                 GRANT SCHEDULE

The purpose of this modification is to provide for an increment of funding under Grant N65236-98-1-5400. Effective as of the date of this modification:

1. The amount of funding available under this Grant is hereby increased by the amount shown in the accounting and appropriation data set forth above.

2.  Revise Paragraph 7 to read as follows:


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"7. This Grant is incrementally funded. The total amount of this Grant is
$13,592,769.00. The amount currently available for payment is $8,586,856.00. The Government's obligation for the difference of $5,005,913.00 is contingent upon the availability of funds. Accordingly, no legal liability on the part of the Government for payment of this difference shall exist unless and until funds are made available to the Grantee by an amendment to the Grant.

                          FOR THE UNITED STATES OF AMERICA,
                          SPACE AND NAVAL WARFARE SYSTEMS COMMAND,
                          SYSTEMS CENTER CHARLESTON

                          By:    /S/ GRANTS OFFICER
                                 -------------------------------
                                 (Grants Officer)

                                 December 18, 1998
                                 -------------------------------
                                 (Date)